UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

POLONIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-176759	45-3181577
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3993 Huntingdon Pike, 3rd Floor
Huntingdon Valley, Pennsylvania	19006
(Address of principal executive offices)	(Zip Code)

(215) 938-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2013, the stockholders of Polonia Bancorp, Inc. (the “Company”) approved the Polonia Bancorp, Inc. 2013 Equity Incentive Plan (the “Plan”). Employees, officers and directors of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as Appendix A to, the Company’s definitive proxy materials for the Company’s 2013 annual meeting of stockholders, which were filed with the Securities and Exchange Commission on April 15, 2013.

Also, on May 21, 2013, the Board of Directors of the Company appointed Joseph M. Callahan to the Board of Directors of the Company and Polonia Bank.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of the stockholders of the Company was held on May 21, 2013.

(b) The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1. The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
Dr. Eugene Andruczyk	2,060,508	96,797	599,276
Frank J. Byrne	2,060,508	96,797	599,276

2. The shareholders voted to approve the Polonia Bancorp, Inc. 2013 Equity Incentive Plan by the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
1,770,155	386,870	280	599,276

3. The appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
2,712,682	37,498	6,401

There were no broker non-votes on the proposal.

4. The shareholders voted in favor of the non-binding resolution to approve the compensation of the named executive officers by the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
1,905,066	249,514	2,725	599,276

5. The shareholders’ vote, on an advisory basis, in favor of holding a shareholder advisory vote on the compensation of the named executive officers every year as set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,997,055	109,440	44,880	5,930	599,276

(c) Not applicable.

(d) The Company’s Board of Directors determined that an advisory vote on the approval of the compensation of the Company’s named executive officers will be included every year in the Company’s proxy materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLONIA BANCORP, INC.

Date: May 23, 2013	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and
Corporate Secretary